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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 23, 1998
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                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


Maine                                   0-16947                      01-0437984
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                  04112-9540
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 (Address of principal executive offices)                            (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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      (Former name, former address and former fiscal year, if changed since last report)









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ITEM 5.  OTHER EVENTS

         As previously reported by Peoples Heritage Financial Group, Inc. (the "Company") in its Current Report on Form 8-K, filed on April 22, 1998, the Company completed its acquisition of CFX Corporation ("CFX") on April 10, 1998. The acquisition was accounted for as a pooling of interests for accounting and financial reporting purposes.

         Included under Item 7 of this Form 8-K are (i) supplemental financial information, including restated consolidated financial statements, as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 and
(ii) supplemental financial information, including restated consolidated financial statements, as of March 31, 1998 and for the three months ended March 31, 1998 and 1997, in each case giving retroactive effect to the acquisition of CFX for all periods presented. The supplemental consolidated financial statements will become, in all material respects, the historical financial statements of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 23       Consent of KPMG Peat Marwick LLP

                  Exhibit 27 Financial Data Schedules at December 31, 1997 and March 31, 1998

                  Exhibit 99(a) Supplemental financial information as of December 31, 1997 and 1996 and for the three years ended December 31, 1997

                  Exhibit 99(b) Supplemental financial information as of March 31, 1998 and for the three months ended March 31, 1998 and 1997





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PEOPLES HERITAGE FINANCIAL GROUP, INC.



Date: July 23, 1998                 By: /s/ Peter J. Verrill
                                         --------------------------------------
                                         Name: Peter J. Verrill
                                         Title: Executive Vice President, Chief
                                                Financial Officer and Treasurer







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                               INDEX TO EXHIBITS

Exhibit 23       Consent of KPMG Peat Marwick LLP

Exhibit 27       Financial Data Schedules at December 31, 1997 and
                 March 31, 1998

Exhibit 99(a) Supplemental financial information as of December 31, 1997 and 1996 and for the three years ended
                 December 31, 1997

Exhibit 99(b) Supplemental financial information as of March 31, 1998 and for the three months ended March 31, 1998 and 1997